VAT AND OTHER TAXES PAYABLE	12 Months Ended
Dec. 31, 2022
VAT AND OTHER TAXES PAYABLE
VAT AND OTHER TAXES PAYABLE

NOTE 7 – VAT AND OTHER TAXES PAYABLE

VAT and other taxes payable consisted of the following as of December 31, 2022 and 2021:

	2022	2021

VAT payable	$—	$121,602
Surcharge and fees	—	14,524
Income tax payable	—	—
Total VAT and Other Taxes Payable	$—	$136,126

In May 2016, the business tax has been incorporated into VAT in China, which means there will be no more business or sales tax and accordingly some business operations previously taxed in the name of business tax will be taxed in the manner of VAT thereafter. The Company and subsidiaries are generally subject to a 6% VAT rate for its commission income. Surcharge and fees payable include urban maintenance and construction tax payable, additional education tax payable, and local education tax payable. The standard rate of VAT in the UK is 20%.